2024 Morgan Stanley Global Consumer & Retail Conference December 4, 2024 + Exhibit 99.1

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: Global economic and financial market conditions beyond our control might materially and negatively impact us. Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers. Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations. Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business. Loss of any of our principal customers could significantly decrease our sales and profitability. Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits. We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations. We must successfully manage the demand, supply, and operational challenges brought about by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns. If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations. Changes in production costs, including raw material prices and transportation costs, from inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results. Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business. Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity. The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control. Our future results may be affected by our operational execution, including our ability to achieve cost savings as a result of any current or future restructuring efforts. If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant. Sales of certain of our products are seasonal and adverse weather conditions during our peak selling seasons for certain auto care products could have a material adverse effect. A failure of a key information technology system could adversely impact our ability to conduct business. We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands. We may not be able to attract, retain and develop key employees, as well as effectively manage human capital resources. We have significant debt obligations that could adversely affect our business. Our credit ratings are important to our cost of capital. We may experience losses or be subject to increased funding and expenses related to our pension plans. The estimates and assumptions on which our financial projections are based may prove to be inaccurate, which may cause our actual results to materially differ from our projections, which may adversely affect our future profitability, cash flows and stock price. If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses. Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals. Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs. Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on environmental, social and governance (ESG) issues, including those related to sustainability and climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation. We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition. The resolution of our tax contingencies may result in additional tax liabilities, which could adversely impact our cash flows and results of operations. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 19, 2024. Forward-Looking Statements

Non-GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non- GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period, and are used for management incentive compensation. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as impairment on intangible assets, restructuring and related costs, network transition costs, acquisition and integration costs, a litigation matter, the Loss/(gain) on extinguishment of debt, the December 2023 Argentina Economic Reform, the settlement loss on US pension annuity buyout, the gain on a capital lease termination, the costs of exiting the Russian market and the costs of the May 2022 Brazilian flood. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations as well as other Company initiatives that are not on-going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in methods and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: •Organic. This is the non-GAAP financial measurement of the change in revenue or segment profit that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: •Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. •Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. •Adjusted Comparisons. Detail for adjusted gross profit and adjusted gross margin are also supplemental non-GAAP measure disclosures. These measures exclude the impact of restructuring and related costs, network transition costs, acquisition and integration costs, the costs of exiting the Russian market and the costs of the May 2022 Brazilian flood. •Free Cash Flow. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. •Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of the impairment on intangible assets, restructuring and related costs, the costs related to acquisition and integration, network transition costs, a litigation matter, the loss/(gain) on extinguishment of debt, the December 2023 Argentina Economic Reform and the settlement loss on US pension annuity buyout. •EBITDA and Adjusted EBITDA. EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of costs related to restructuring, network transition costs, acquisition and integration costs, a litigation matter, the costs of exiting the Russian market, gain on capital lease termination, the costs of the May 2022 Brazilian flood, an acquisition earn out, the settlement loss on US pension annuity buy out, the December 2023 Argentina Economic Reform, the impairment of intangible assets and share based payments. •Net Debt. Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is defined as Net debt divided by Adjusted EBITDA for the last twelve month period (LTM).

2 1 4 3 Who we are Financials Our winning proposition Driving shareholder value

5 Energizer is a global household products leader leveraging its reach, scale and leading brands to deliver stable growth, top-tier cash flow, and long-term value creation Who We Are Our purpose We responsibly create household products to make lives better

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE6 GROWTH BY CATEGORY $2.4B $0.6B $2,224 $2,260 $521 $628 FY20 FY24 Batteries & Lights Auto Care +4.8% CAGR +0.4% CAGR 2024 Total Company Net Sales $2.9B Diversified portfolio with proven topline growth across Batteries & Lights and Auto Care +1.3% CAGR 2024 NET SALES BY CATEGORY 22% Auto Care 78% Batteries & Lights

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE7 NET SALES BY REGION $1.8B $1.1B2024 Net Sales ($B) North America International $2.4B $0.6B Global diversification with in-region, for-region manufacturing footprint 37% International 63% North America Denotes manufacturing facility 2024

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE A LEADING PORTFOLIO INCLUDING #1 & #2 BRANDS THAT COMPETE ACROSS MANY CONSUMER SEGMENTS

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE9 Global footprint, scale and world-class supply chain EXPERTISEAVAILABILITY REACH World-class supply chain and distributor network 160+ markets around the world in every consumer channel Billions of consumers every day

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE 2 1 4 3 Who we are Financials Our winning proposition Driving shareholder value

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE11 2024 Financial results1 Advancement of Strategic priorities 2 Gross Margin profile 3 4 Top-tier Free Cash Flow 5 Debt reduction & de-leveraging Strategic priorities & FY’25 outlook

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE 2024 financial results met or exceeded outlook Organic Net Sales* Adjusted Gross Margin* Adjusted EBITDA* Adjusted EPS* Debt Paydown Net Leverage* Flat to down LSD +100 bps $600M - $620M $3.10 - $3.30 $150M - $200M Below 5.0x (2.2%)(1) +190 bps(2) $612M(3) $3.32(4) $200M 4.9x FY'24 OUTLOOK (Provided Nov. 2023) FY’24 ACTUAL (Reported Nov. 2024) 12 All comparisons for FY'24 Actual are to Fiscal 2023 comparable reported results. * See non-GAAP reconciliations in the Appendix. 1. Reported Net Sales (2.5%) 2. GAAP Gross Margin +30 bps 3. GAAP Net Income $38.1M 4. GAAP EPS $0.52

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Rebuilding to pre-pandemic levels 13 GAAP Gross Margin: FY 2020: 39.4%, FY 2021: 38.4%, FY 2022: 36.7%, FY 2023: 38.0%, FY 2024: 38.3% 40.6% 39.6% 37.3% 39.0% 40.9% 2020 2021 2022 2023 2024 +360 bps Our cost savings initiatives have rebuilt Adjusted Gross Margin to pre-pandemic levels

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE14 Energizer delivers top-tier Free Cash Flow Results based on Companies' Trailing 4 Quarters. Peers in Alphabetical Order: ACCO Brands, Church & Dwight, Clorox, Edgewell, Helen of Troy, Post Holdings Free Cash Flow Conversion* * See non-GAAP reconciliations in the Appendix. 1 2 Effective conversion of Net Earnings into Cash Strong & stable Free Cash Flow 6.3% 7.7% 8.3% 8.8% 9.7% 11.7% 14.5% Median=8.8% Peer 2 Peer 1 Peer 3 Peer 4 Peer 6 ENR Peer 5 70% 94% 107% 114% 120% 141% 142% Median=114% Peer 4 Peer 5 Peer 6 Peer 1 Peer 2 ENR Peer 3 Free Cash Flow % of Net Sales*

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE15 Our focus on Debt reduction has driven steady de- leveraging * See non-GAAP reconciliations in the Appendix for FY22 Q3, FY22, FY23, FY24 and forecasted FY25 Adj. EBITDA.

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE16 Advancement of our 3 strategic priorities has set the foundation for long-term growth and value creation Adj. Gross Margin Expansion* +360 bps Cumulative Free Cash Flow +$675M Debt Paydown +$425M +70% Total Shareholder Return** 1 3 2 Fiscal Years 2023 - 2024 *See non-GAAP reconciliations in the appendix **Energizer TSR from 9/30/2022 to 12/2/2024 per Bloomberg Mark LaVigne Chief Executive Officer August 2024 “Our decisive actions and advancement of our strategic priorities over the past two years have set the foundation for investment in our long- term growth objectives and value creation for our shareholders.”

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE FY 2025 Financial Outlook Organic Net Sales +1% to +2% (Q1 +2% to +3%) Adjusted Gross Margin* +50 bps (Q1 + 50 to 100 bps) Adjusted EBITDA* $625M - $645M Adjusted EPS* $3.45 - $3.65 (Q1 $0.60 - $0.65) Free Cash Flow % Sales 8% - 10% Debt Paydown $150M - $200M Net Leverage ~4.5x 17 All comparisons are to Fiscal 2024 comparable reported results. * See non-GAAP reconciliations in the Appendix.

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE 2 1 4 3 Who we are Financials Our winning proposition Driving shareholder value

Our winning proposition 19 Leading brands in solid, growing categories Consistent, ratable Sales growth Invest in strategic growth initiatives Build leading brands within growing categories and invest in strategic growth initiatives to deliver consistent, ratable growth

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Energizer Holdings has leading brands across all categories #1 In Refrigerant Kits in Auto Appearance* #1 #1 Value Batteries #1 in the growing segment of specialty batteries Premium Batteries #1 #1 Battery Manufacturer *Units

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Every room in the house contains multiple battery- powered devices Kitchen Kitchen Scale Kitchen Timer Wet Mop Meat Thermometer Smoke Detector Can Opener Wine Opener Home Security Sensor Bedrooms Smoke Detector Ceiling Fan Remote Touch/Tap Light Power Window Blinds Travel Alarm Baby Monitor Motorized Toys Electronic Games RC Car Bathroom Bathroom Scale Thermometer Blood Pressure Monitor Powered Toothbrush Hearing Aid Mustache/Hair Trimmer Living Room TV Remote Clock Programmable Thermostat Home Security Sensor Air Freshener Flameless Candle Video Game Controller Smart Lightbulb Remote Smoke Detector Smart Vents Outside Car Key Fob Electronic Door Lock Garage Door Keypad Doorbell Camera Outdoor Timers Doorbell / Chime Basement/Storage Flashlights Lanterns Stud Finder Laser Level Smoke Detector Office Wireless Mouse Calculator Wireless Keyboard Digital Camera Lighting/Fan Remote Desk Clock Label Maker Source: Energizer FY23 Device Inventory Study, U.S.21

Many household devices used on a daily basis are powered by primary batteries Source: Energizer FY23 Device Inventory Study, U.S.22

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Supporting a healthy and growing Battery category 18.0 18.4 19.1 19.2 19.1 22.4 22.2 20.5 19.9 20.0 - 5.0 10.0 15.0 20.0 25.0 Source: Nielsen Global Track, Profitero, and Energizer estimates; uses 52 Weeks Ending Apr 2024 Nielsen Global Track+ Profitero Amazon Trends 23 Elevated COVID Demand GLOBAL CATEGORY VOLUME SALES 20 Billion+ ‘15 – APRIL ‘24 CAGR +1.3% + Outlook for category volume is FLAT TO SLIGHTLY POSITIVE GROWTH

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Three macro trends drive growth in the Auto Care category 24 # OF CARS ANNUAL MILES DRIVEN AGE OF CAR US Average 12.6 years and Growing Europe Average 12.3 years and Growing Global Vehicle registrations 1.6B Today and growing, up +2.5% vs YA low, single-digit growth projected U.S. AUTO CARE CATEGORY SALES $3.7 Billion+

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Investing in key areas for growth PRICING & MIX MARKET EXPANSION E-COMMERCE DISTRIBUTION 25 INNOVATION & BRAND BUILDING Expanding our footprint with new retailers and our space with existing customers Driving accelerated growth in e-commerce in the U.S. and in key international markets Expanding our presence in higher growth markets Focusing on promotions that are most meaningful to consumers and maximize category value Building an innovation pipeline to expand the reach of our brands around the globe

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Strategic innovation is key to maintaining our position as the Battery category leader Energizer is developing a packaging solution that is right for:  Environment  Consumers  Retailers  Merchandising26 Energizer offers the world’s first 3-in-1 Child Shield™  Secure packaging  Bitter coating  Color alert technology

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Armor All® Podium Series will hit shelves in early 2025 27

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Driving consistent, ratable sales growth PRICING & MIX MARKET EXPANSION E-COMMERCE DISTRIBUTION 28 INNOVATION & BRAND BUILDING Investing in these 5 key areas creates multiple levers to drive Sales growth in line with our long-term algorithm levers to drive Sales growth in line with our long-term algorithm +1% to +2% Organic Net Sales Growth

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE 2 1 4 3 Who we are Financials Our winning proposition Driving shareholder value

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE30 1. Steadily growing EBITDA through profitable Net Sales growth and disciplined cost management 2. Reducing debt, transferring value from debt to equity holders 3. Paying a competitive dividend 4. Opportunistic share-repurchase and accretive M&A Energizer's Path to Creating Long-Term Shareholder Value

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE31 Our financial algorithm and balanced approach to capital allocation… Organic Sales Gross Margin* SG&A % of Sales* EBITDA Growth* EPS Growth* +1% to +2% +25 bps FLAT +2% to +4% +6% to +8% 10% TO 12% FREE CASH FLOW RETURN OF CAPITAL HEALTHY BALANCE SHEET REINVEST IN OUR BUSINESS SELECTIVE, DISCIPLINED M&A * On an adjusted basis

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE32 …provides for significant value creation through modest EBITDA growth and Net Debt reduction 2% to 4% Adjusted EBITDA Growth + 200M Annual Debt Paydown ~11% Per Share IRR + Dividends Low-Teens Annual TSR = *Current Equity value is based on ENR closing price of $39.39 on 12/2/2024 and Current Net Debt is as of 9/30/2024. Enterprise Value 5 Years Illustrative

Appendix Materials: Non-GAAP Reconciliations 33

Non-GAAP Reconciliation: Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in revenue that excludes or otherwise adjusts for the change in Argentina operations and impact of currency from the changes in foreign currency exchange rates as defined below: • Change in Argentina Operations. The Company is presenting separately all changes in sales and segment profit from our Argentina affiliate due to the designation of the economy as highly inflationary as of July 1, 2018. • Impact of Currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes gains/(losses) of currency hedging programs, and it excludes hyper-inflationary markets. 34

Non-GAAP Reconciliation: Adjusted Gross Margin (in millions) Adjusted gross margin as a percent of sales excludes any charges related to restructuring programs, network transition costs, acquisition and integration, costs from exiting the Russian market and flood damage in our Brazil facility. 35

Non-GAAP Reconciliation: Adjusted Earnings Per Share (in millions, except per share data) Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, network transition costs, the costs related to acquisition and integration, a litigation matter, impairment of intangible assets, the loss/(gain) on extinguishment of debt, the December 2023 Argentina Economic Reform and Settlement loss on US pension annuity buy out. The effective tax rate for the Adjusted Net earnings and Adjusted Diluted EPS for the quarters ended September 30, 2024 and 2023 was 22.1% and 20.7%, respectively, and for the twelve months ended September 30, 2024 and 2023 was 22.9% and 21.2%, respectively, as calculated utilizing the statutory rate for where the costs were incurred. 36

Non-GAAP Reconciliation: Free Cash Flow & Free Cash Flow Conversion (in millions) Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales. Free Cash Flow Conversion is defined as the Company's Free Cash Flow as a percentage of Adjusted Net Earnings. 37

Non-GAAP Reconciliation: Adjusted EBITDA - September 30, 2024 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss/(gain) on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, network transition costs, acquisition and integration costs, a litigation matter, the settlement loss on US pension annuity buy out, impairment on intangible assets, the December 2023 Argentina Economic Reform and share based payments. 38

Non-GAAP Reconciliation: Adjusted EBITDA - September 30, 2023 and 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, (gain)/loss on extinguishment of debt, depreciation and amortization. Adjusted EBITDA further excludes the impact of the restructuring and related costs, the settlement loss on US pension annuity buyout, impairment of goodwill and other intangible assets, the costs of exiting the Russian market, the gain on finance lease termination, the costs of the flooding of our manufacturing facility in Brazil, impairment of goodwill and other intangible assets, costs related to acquisition and integration, an acquisition earn out and share-based payments costs. 39

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of acquisition and integration costs, the costs of exiting the Russian market, Gain on capital lease termination, the loss from the May 2022 Brazil flood damage, an acquisition earn out and share based payments. 40

Non-GAAP Reconciliation: Net Debt and Net Leverage (in millions) Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is Net debt divided by the last twelve months Adjusted EBITDA. LTM is the last twelve months for June 30, 2022, September 30, 2022, 2023, and 2024, respectively. 41

Non-GAAP Reconciliation: FY 2025 Outlook (in millions – except per share data) 42